UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2007
QualMark Corporation
(Exact Name of Registrant as Specified in its Charter)

Colorado	333-90138	84-1232688
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4580 Florence Street, Denver, Colorado	80238
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code:	(303) 254-8800
               (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 13, 2007, Qualmark Corporation (“Qualmark” or the “Company”) entered into the Default Waiver and Fifth Amendment to Loan and Security Agreement (“Fifth Amendment to Loan Agreement”) with Silicon Valley Bank, the Company’s commercial bank (“Commercial Bank”). The Fifth Amendment to the Loan Agreement modifies the terms of the Loan and Security Agreement (“Loan Agreement”) dated as of December 8, 2005, which was reported by the Company in a Form 8-K dated December 15, 2005, which is incorporated herein by reference. The Fifth Amendment to Loan Agreement provides for the waiver of all defaults on financial covenants through January 31, 2007, refinances the existing term loan over twenty four months, increases the interest rate to 9.75% per annum and reduces the financial covenants. As of March 13, 2007, the outstanding balance of the Loan Agreement was $869,000.
Item 2.03 Creation of a Direct Financial Obligation
The information disclosed in Item 1.01 with respect to the Fifth Amendment to Loan Agreement above is incorporated herein by reference. To secure the payment and performance of the Fifth Amendment to Loan Agreement, Qualmark has granted the Commercial Bank a security interest in substantially all of its assets. The Company reported the terms of the Loan Agreement in its 2005 Form 10-KSB filed March 30, 2006, which is incorporated herein by reference.
* * *
Qualmark may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense levels and financial results, the impact of off balance sheet arrangements, significant contractual obligations, anticipated results of litigation and regulatory investigations and proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Qualmark’s beliefs regarding future performance, which are inherently uncertain. There are a variety of factors, many of which are beyond Qualmark’s control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, financial market volatility, actions and initiatives taken by both current and potential competitors, general economic conditions, the effect of current, pending and future legislation, regulation and regulatory actions, and the other risks detailed in Qualmark’s Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Qualmark does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Qualmark may make in its reports on Form 10-KSB, Form 10-QSB and Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
QUALMARK CORPORATION

(Registrant)
	By:	/s/ Anthony Scalese Anthony Scalese Corporate Secretary

Date: March 14, 2007